SUPPLEMENT DATED JULY 29, 2009 TO THE PROSPECTUS DATED DECEMBER 31, 2008


                     ROBECO-SAGE MULTI-STRATEGY FUND, L.L.C.
                                  (the "Fund")


     Capitalized terms used in this Supplement and not defined have the same meanings as set forth in the Prospectus:

     Effective July 1, 2009, the Adviser has agreed to waive all fees payable under the Master Fund Management Agreement.

     The Fund has filed with the Securities and Exchange Commission (the "SEC") an annual report containing audited financial statements for the fiscal year ended March 31, 2009. The report is available on the SEC's website at www.sec.gov, and is also available upon request by calling (866) 773-7145. Please review this report prior to investing in the Fund.

     Additionally, the performance information of the Fund appearing in Appendix C of the Prospectus is replaced as follows:


PERFORMANCE INFORMATION OF THE FUND

MONTHLY RETURNS AS OF MAY 31, 2009

------------------------------------------------------------------------------------------------------------------------------------
         JAN.     FEB.      MAR.     APR.       MAY      JUN.     JUL.      AUG.     SEP.      OCT.      NOV.     DEC.       YTD
------------------------------------------------------------------------------------------------------------------------------------
2005                                                                                                              1.47%     1.47%
2006     2.57%    0.16%     1.81%    1.53%    -1.57%    -0.79%   -0.04%     0.52%    0.42%     1.26%     1.53%    1.43%     9.11%
2007     1.18%    0.62%     1.28%    1.66%     1.70%     0.29%   -1.11%    -1.74%    1.80%     1.96%    -1.94%    0.16%     5.89%
2008    -3.47%    0.91%    -3.22%    1.39%     1.77%    -0.95%   -2.43%    -1.26%   -7.48%    -4.94%    -3.28%   -2.09%   -22.69%
2009     1.81%   -0.35%     0.07%    0.76%     2.66%                                                                        5.01%
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL RETURNS FOR EACH CALENDAR YEAR
---------------- --------- --------- -------- ----------
                 2005(1)   2006      2007       2008
---------------- --------- --------- -------- ----------
FUND             1.47%      9.11%    5.89%     -22.69%
S&P 500(3,4)     0.43%     15.78%    5.49%     -37.00%
BARCLAYS         0.95%      4.33%    6.96%       5.24%
AGG.(3,5)
HFR COMPOSITE    1.98%     10.18%    9.72%     -21.38%
FOF INDEX(3,6)
---------------- --------- --------- -------- ----------

AVERAGE ANNUAL TOTAL RETURNS AS OF MAY 31, 2009
------------------- -------------- --------- ---------- --------- ------------
                         1 YEAR     3 YEAR    5 YEAR     7 YEAR      SINCE
                                                                  INCEPTION(7)
------------------- -------------- --------- ---------- --------- ------------
FUND(2)                 -16.54%     -3.54%     N/A         N/A     -1.40%
S&P 500(3,4)            -32.57%     -8.24%     N/A         N/A     -6.42%
BARCLAYS AGG.(3,5)        5.36%      6.30%     N/A         N/A      5.38%
HFR COMPOSITE FOF       -16.20%     -1.43%     N/A         N/A      0.67%
INDEX(3,6)
------------------- -------------- --------- ---------- --------- ----------


RISK STATISTICS(6) AS OF MAY 31, 2009
--------------------------------- --------------------------- ----------------------- -----------------------
                                     AVERAGE ANNUAL TOTAL            STANDARD                 SHARPE
                                           RETURNS
                                       SINCE INCEPTION             DEVIATION(8)               RATIO(9)
--------------------------------- --------------------------- ----------------------- -----------------------
FUND(1)                                     -1.40%                     7.39%                  -0.64%
S&P 500(3,4)                                -6.42%                    17.51%                  -0.56%
BARCLAYS AGG.(3,5)                           5.38%                     3.82%                   0.54%
HFR COMPOSITE FOF INDEX(3,6)                 0.67%                     7.57%                  -0.35%
--------------------------------- --------------------------- ----------------------- -----------------------

-------------------------------------------------------------------

(1) Reflects annual returns for the period from the Fund's commencement of operations on December 1, 2005 through December 31, 2005.

(2) This table is based on the investment performance of the Fund. The information contained in the table was prepared by the Adviser. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

(3)  Does not reflect fees or expenses of any kind.

(4) The Standard & Poor's 500 Stock Index with Dividends Reinvested is a market capitalization-weighted index made up of the 500 US companies with the largest market capitalizations.

(5) The Barclays Capital Aggregate Bond Index (formerly Lehman Brothers) is a benchmark index made up of the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, which, in the aggregate, represent fixed-income securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

(6) The HFR Composite Fund of Funds Index includes a representative group of various funds of funds, each of which invests with multiple managers and has an objective of reducing the risk associated with investments in a single manager. It is an equal weighted index. There are no asset-size or track record length minimums required for inclusion. Funds that close or stop reporting are included in the index up until the last reporting date. Both domestic and offshore funds are included in the index.

(7) Returns and Risk numbers are measured from the commencement of investment operations of the Fund on December 1, 2005.

(8) A statistical measure of dispersion around a set of observations about their mean or other measure of central tendency.

(9) A mathematical measure utilized to assess the risk-adjusted return of a portfolio. The formula is stated as the (Portfolio Return minus the Risk Free rate) divided by the standard deviation of portfolio return.


         OTHER DISCLOSURES

This information is intended for illustration purposes only. No index is directly comparable to the Fund, the Master Fund or the Other Vehicles. Past performance is not indicative of future results or performance of any account managed by the Adviser, including the Fund. There is no guarantee that the Fund will achieve its investment objective.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.